Exhibit 99.1

NEWS RELEASE	September 17, 2011
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES SIGNING OF MEMORANDUM OF UNDERSTANDING TO EXPAND ITS NATIONAL ATM AND POS ISO NETWORK IN CANADA

Calgary, Alberta – E-Debit Global Corporation announced to its shareholders at its annual general meeting held today in Calgary, Alberta that it has entered into a signed memorandum of understanding to expand its national ATM and POS independent sales organizations (ISO) network.

Overview

“After a review by the Board of Directors on Friday September 16, 2011, the Company announced today at its AGM that it had entered into a Memorandum of Understanding (“MOU”) to expand and grow the automated banking machine (ABM), Point of Sale (POS) and related businesses in North America.  E-Debit Chief Executive Doug Mac Donald said after the AGM.

“Terms and conditions of the MOU are currently covered by a confidentiality agreement during a sixty (60) day “Exclusivity Period” which the parties have agreed in order to ensure complete due diligence has been completed.  We are confident after the meetings of the parties at our Board meeting that all parties are willing and quite capable of meeting the requirements outlined in the MOU and hopefully we can move forward operationally prior to the end of the lock up term (“Exclusivity Period”) as this is a significant development in the expansion of our business operations” stated Mr. Mac Donald.

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED : Common – 92,324,344
•	: Voting Preferred - 70,855,900
•	For further details, please refer to WSHE website
•	WSHE Symbol OTC:QB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
Telephone: 1 (403) 473-8795
e-mail: info@edebitglobal.com

www.edebitglobal.com